UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 14, 2006
Park-Ohio Holdings Corp.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	000-03134 (Commission File No.)	34-1867219 (I.R.S. Employer Identification Number)
23000 Euclid Avenue
Cleveland, Ohio 44117
(Address of principal executive offices)
(216) 692-7200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.
On March 14, 2006, the Company issued a press release announcing its 2005 year-end results. The press release is attached hereto as Exhibit 99.1.
Item 9.01.      Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description
99.1	Park-Ohio Holdings Corp. Press Release, dated March 14, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park-Ohio Holdings Corp. (Registrant)

Date: March 14, 2006	By: /s/ Richard P. Elliott

Richard P. Elliott
Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Park-Ohio Holdings Corp. Press Release, dated March 14, 2006.